Transaction Conference Call June 24, 2026 Exhibit 99.4

Safe Harbor Note Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding Identiv’s strategy, opportunities, focus and goals; the expected benefits of the transaction; the terms and conditions related to the transaction, including required stockholder approvals; the expected timing and completion of the transaction; the final amount of Identiv’s expected cash contribution and the anticipated uses thereof; the potential upside from Identiv’s ownership of Trackonomy’s preferred stock, if any; the anticipated strategic partnership between Identiv and Trackonomy, including the parties’ ability to enter into a definitive agreement with respect thereto, the terms thereof, and the expected benefits; Identiv’s beliefs regarding its post-closing go-forward business model, acquisition strategy and ability to identify, complete and integrate acquisitions, on a timely basis or at all; Identiv’s intent to remain listed on Nasdaq; Identiv’s intent to implement changes to its management or organizational structure; and the timing, amount and execution of any stock repurchases, is a forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, Identiv’s ability to achieve the intended benefits of the definitive strategic partnership agreement once executed; risks related to the value that may be realized from Identiv’s equity interest in Trackonomy, if any; Trackonomy’s ability to integrate the acquired assets and realize anticipated synergies, cost efficiencies and other expected benefits; Identiv’s ability to identify, complete and integrate acquisition opportunities, including delays, or at all; Identiv’s ability to implement changes to its organizational structure; the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval of Identiv’s and Trackonomy’s stockholders are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason, or in the timeframe currently anticipated; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business until closing; changes to the amount of cash transferred by Identiv pursuant to the transaction agreement; the parties’ ability to negotiate and enter into a definitive agreement contemplated by the strategic partnership framework agreement and the terms thereof; the ability of the expected strategic partnership, related software opportunities or future value-creating opportunities to achieve anticipated benefits; Identiv’s ability to execute its post-closing go-forward business strategy and the success thereof; risks related to the growth of the markets Identiv intends to enter; Identiv’s ability to remain listed on Nasdaq; risks related to the timing, amount and execution of any stock repurchases; diversion of management’s attention from Identiv’s business; the ability of Identiv to retain key personnel; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date hereof and Identiv undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Safe Harbor Additional Information and Where to Find It Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings. Participants in the Solicitation Identiv, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about Identiv’s directors and executive officers, including compensation, is set forth in Amendment No. 1 to Identiv’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.” Information about the ownership of common stock by Identiv’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Identiv securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Form 4 filed on June 2, 2026, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings. In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 4 to the Schedule 13D/A filed on March 21, 2025. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Identiv and other companies, and are the property of their respective owners.

Agenda Overview of Identiv and Trackonomy The Announcement and Strategic Rationale Identiv’s Vision and Go-forward Strategy Leadership and Governance Q&A Session Presenters: James Ousley Board Chairman of Identiv Kirsten Newquist CEO of Identiv Ed Kirnbauer CFO of Identiv Dr. Erik Volkerink Co-Founder and CEO of Trackonomy

Our Strategy for Success Accelerate Perform Transform Accelerate growth in key high value segments and through technology innovation Deliver exceptional results for customers and drive operational excellence Create significant business expansion and capability growth through M&A to achieve long term success

Today’s Announcements 1 Definitive Agreement Signed to Sell IoT Operating Assets to Trackonomy Identiv will sell its IoT operating assets, including our German R&D center and our Thai subsidiary. 2 Entered Strategic Partnership Framework Agreement with Trackonomy Framework to enter into a definitive agreement intended to support future collaboration on new opportunities leveraging Trackonomy’s Physical AI platform. 3 INVE Go-Forward Strategy and Business Model Focused on acquiring and consolidating SaaS companies that can benefit from the integration into Trackonomy’s AI-driven platform. 4 Stock Repurchase Program Increased to $40M, with Intention to Repurchase Shares After Transaction Close

Overview of Trackonomy: A Pioneer in Battery-powered Smart Labels and a Global Leader in Physical AI Private company Founded in 2017 Headquarters: San Jose, CA ~600 employees across U.S. Founders: Dr. Erik Volkerink (CEO) and Dr. Ajay Khoche (CTO) Raised >$250 million since founding Pioneer of next generation AI-enhanced ERP for logistics and supply chain management Network of interconnected assets transforms inanimate objects into smart, self-optimizing systems enhancing efficiency, security, and operational control Platform uses low-cost, cloud-connected sensors and AI, bringing real-time visibility and intelligence to physical goods and assets Serves major global enterprises in logistics, airline, healthcare, manufacturing and government Backed by prominent VC firms and investors: Notable customers:

Today’s Announcement: A Strategic Transformation Signed a definitive agreement to sell Identiv’s IoT operating assets and contribute $25 million in cash to Trackonomy Includes German R&D center and Thai manufacturing facility Identiv to receive $50 million of Trackonomy preferred equity Significantly streamlined go-forward Identiv to focus on acquiring smaller SaaS companies expected to benefit from physical AI data and access to Trackonomy’s ecosystem Entered into a Strategic Partnership Framework Agreement outlining the terms of an expected definitive agreement to collaborate on new SaaS opportunities Increased stock repurchase program to $40 million and intends to repurchase stock after closing Value Creation Potential for INVE Stockholders Upside from Identiv’s go-forward growth strategy targeting SaaS acquisitions synergistic with Trackonomy’s Physical AI platform Opportunity for liquidity from stock repurchase program Identiv’s equity ownership in Trackonomy

Asset Sale Transaction Details Identiv Board of Directors unanimously supports this transaction Largest shareholder has entered into an agreement with Identiv and Trackonomy to vote in favor of this transaction Expected to close in Q3 or early Q4 2026 Subject to Identiv and Trackonomy shareholder approval Identiv intends to remain listed on Nasdaq under “INVE” and will change its name post close 1 2 3 4 5

Identiv IoT Operating Assets + Trackonomy Creates Compelling Synergies and Potential for Long-term Value Identiv’s IoT operating assets bring highly complementary products and capabilities to Trackonomy that are intended to: Create compelling strategic and operational synergies for Trackonomy Enhance Trackonomy’s long term value creation Increase the value of Identiv’s equity ownership in Trackonomy Identiv’s IoT operating assets intended to support Trackonomy’s growing demand for production capacity Trackonomy to leverage Identiv’s Thai facility to increase overall utilization, lower manufacturing costs, and generate cost efficiencies Transaction expected to drive revenue growth and expand margins for Trackonomy through vertical integration and reduced margin stacking

Identiv’s Go-forward Strategy Identiv intends to acquire attractively valued compliance software companies with established customer bases and regulatory workflows, and transform them into real-world data-driven platforms powered by Trackonomy’s physical AI infrastructure Identiv’s strategic partnership* with Trackonomy provides access to their proprietary infrastructure while equity ownership aligns incentives across the software, infrastructure, and intelligence layers Identiv’s Go-forward SaaS Strategy Acquire small to mid-sized compliance software companies ($1M–15M ARR) Integrate legacy software with Trackonomy’s sensor and telemetry infrastructure through a definitive strategic partnership Launch premium “Verified Compliance” products powered by real-world data Expand revenue* across software subscriptions, hardware deployment, and data services Trackonomy Strategic Partnership* Enables: Continuous physical-world data collection Real-time monitoring and verification Sensor-driven audit trails The integration of verifiable physical data creates higher customer retention, increased pricing power, stronger competitive differentiation, and a more defensible platform. *Subject to definitive agreement

Leadership and Governance Identiv Board intends to significantly streamline the Company’s go-forward operations into a highly focused, cross-functional team dedicated to driving the new SaaS and physical AI strategy Board observer appointments intended to help facilitate strategic alignment, continuity, oversight, and direct insight into strategies and execution Dr. Erik Volkerink Co-Founder and CEO of Trackonomy to be an observer of Identiv’s Board of Directors James Ousley Board Chairman of Identiv to be an observer of Trackonomy’s Board of Directors

THANK YOU Visit identiv.com for more information